[LOGO OF ALLIANCE CAPITAL]

The Southern
Africa Fund

Semi-Annual Report
May 31, 2000

ALLIANCE CAPITAL [LOGO]
------------------------------------
The Investment Professional's Choice

              Investment Products Offered

               . Are Not FDIC Insured
               . May Lose Value
               . Are Not Bank Guaranteed
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________

LETTER TO SHAREHOLDERS
July 6, 2000


Dear Shareholder:
This report contains investment results and market commentary for The Southern Africa Fund (the "Fund") for the semi-annual reporting period ended May 31, 2000.

Investment Objective and Policies
The investment objective of the Fund is to seek long-term capital appreciation through investment in equity and fixed-income securities of Southern African issuers.

Investment Results
The following table provides investment results for the Fund and its benchmark, the Johannesburg Stock Exchange ("JSE") All-Share Index (expressed in U.S. dollars), for the three-, six- and 12-month periods ended May 31, 2000.

Market Commentary
Following a somewhat disappointing gross domestic product ("GDP") number for the first quarter of 2000, investors in South Africa have become concerned over the sustainability of the economic recovery that had been gathering pace since the middle of last year. At the same time, political events in Africa, and in particular Zimbabwe, have unsettled foreign investors in the region.

We attribute this slowdown in the first quarter growth to the impact of the dramatic floods in the region earlier in the year and anticipate that South Africa's recovery will regain momentum in the second half of the year. We also believe that following the, albeit tainted,

 INVESTMENT RESULTS*
 Periods Ended May 31, 2000

                          Total Returns
                   3 Months 6 Months 12 Months
 --------------------------------------

  The Southern
  Africa Fund      -20.12%    1.44%   30.59%
 --------------------------------------
  Johannesburg
  Stock Exchange
  (JSE) All-Share
  Index (USD)      -15.51%  -12.51%    3.86%
 --------------------------------------

 * The Fund's
   investment results
   are total returns
   for the periods
   shown and are based
   on the net asset
   value as of May 31,
   2000. All fees and
   expenses related to
   the operation of the
   Fund have been
   deducted. Returns
   for the Fund include
   the reinvestment of
   any distributions
   paid during each
   period. Past
   performance is no
   guarantee of future
   results.

   The unmanaged
   Johannesburg Stock
   Exchange (JSE) All-
   Share Index is a
   capitalization-
   weighted index of
   all domestic stocks
   traded on the
   Johannesburg Stock
   Exchange. The index
   reflects no fees or
   expenses. An
   investor cannot
   invest directly in
   an index and its
   results are not
   indicative of the
   performance for any
   specific investment
   including The
   Southern Africa
   Fund.

   Additional
   investment results
   appear on pages 4-6.



--------------------------------------------------------------------------------
                                                      THE SOUTHERN AFRICA FUND.1

        LETTER TO
     SHAREHOLDERS

conclusion of the Zimbabwean election, where the ruling Zanu/PF party managed to cling on to power, we will see some renewed stability in the region and a return of foreign capital.

South African economic fundamentals remain stable. Despite the dramatic rise in the price of oil and a decline in the South African rand, the domestic in-flation rate has remained relatively stable at around 8% at the core level. However, most observers now assume there will be no further cuts in interest rates in the near term, and the next move in monetary policy is likely to be towards a further tightening. This will be particularly so if our anticipated pickup in growth materializes.

On a political level, investors have become anxious over the potential for the land issue to move to South Africa from Zimbabwe. Left-wing politicians are adding their voices to proposals for a compulsory re-distribution of land to the black population. The government is currently strongly resisting such pressure, and it is to be hoped that South Africa's agricultural production will not be destabilized by similar farm invasions to those seen in Zimbabwe.

Market Outlook
The South African stock market has weakened in the face of these anxieties as well as reacted to the sell-off in high technology stocks around the globe. At current levels, we forecast a market price earning multiple of only 10x for the current year, a level we consider to be inappropriately cheap in the face of our expectations of more than 30% earnings growth this year and 15% for 2001. However, we recognize that the key to any multiple expansion for the market will be a renewed interest from overseas investors, and in this regard, believe that the recent stabilization of the currency, as well as an improve-ment in the South African Central Bank's reserve position, can encourage port-folio inflows to both the fixed-income and equity markets.

This powerful combination of attractive valuation, strong earnings growth, and positive liquidity flows, should enable the Johannesburg Stock Exchange to re-new its positive trend later in the year. We have consequently moved the Fund to a fully invested position to take advantage of this expected upturn.

Our industry focus remains tilted towards those sectors which offer high rela-tive long term growth, most notably technology, media and cellular telephone. These sectors are currently out of favor following the dramatic rise and sell-off of the NASDAQ market during the first half of this year. However, we be-lieve that the fundamentals for the companies that we own in these sectors re-main strong and market earnings forecasts will continue to be exceeded. We continue to be underrepresented in the mining and holding company sectors where the former offers little attraction in the face of a predicted slow down in the U.S. economy and the latter consists of companies which show little in-clination to maximizing shareholder value.

Thank you for your continued interest and participation in The Southern Africa Fund. We look forward to reporting

-------------------------------------------------------------------------------
2.THE SOUTHERN AFRICA FUND

     LETTER TO SHAREHOLDERS



               Dave H.
               Williams

                                [Photo to Come]


               Mark H.
               Breedon
                                [Photo to Come]

Portfolio Manager, Mark
H. Breedon, has over 23
years of investment ex-
perience.

to you again on developments in the Southern African markets and your Fund's investment results in the coming periods.

Sincerely,
                                                                         [PHOTO]
Dave H. Williams
Chairman and President
                                                                         [PHOTO]
Mark H. Breedon
Senior Vice President


--------------------------------------------------------------------------------
                                                      THE SOUTHERN AFRICA FUND.3

      PERFORMANCE
           UPDATE

PERFORMANCE UPDATE
THE SOUTHERN AFRICA FUND (NAV)
HISTORY OF RETURNS
YEARLY PERIODS ENDED 5/31


            The Southern Africa Fund -- Yearly Periods Ended 5/31
---------------------------------------------------------------------------------------------------
                                                                                       Johannesburg
                                                                                          Stock
                                The Southern                                           Exchange All
                                African Fund                                           Share Index
---------------------------------------------------------------------------------------------------
5/31/94*                            1.63%                                                 11.13%
5/31/95                             37.4%                                                  33.9%
5/31/96                            18.96%                                                  7.68%
5/31/97                            20.58%                                                  2.87%
5/31/98                            14.67%                                                 -3.51%
5/31/99                           -27.72%                                                -27.63%
5/31/2000                          30.59%                                                  3.86%

Past performance is no guarantee of future results. The Fund's investment re-sults represent total returns and are based on the net asset value. All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during the pe-riod.

The unmanaged Johannesburg Stock Exchange (JSE) All-Share Index is a capital-ization-weighted index of all domestic stocks traded on the Johannesburg Stock Exchange. The index reflects no fees or expenses. An investor cannot invest di-rectly in an index and its results are not indicative of the performance for any specific investment, including The Southern Africa Fund.

* The fund's return for the period ended 5/31/94 is from the Fund's inception date of 3/7/94 through 5/31/94. The benchmark's return for the period ended 5/31/94 is from 2/28/94 through 5/31/94.

--------------------------------------------------------------------------------
4.THE SOUTHERN AFRICA FUND

PERFORMANCE UPDATE


     PERFORMANCE UPDATE

THE SOUTHERN AFRICA FUND
GROWTH OF A $10,000 INVESTMENT
3/31/94* to 5/31/00

                  [GRAPH SHOWING PERFORMANCE UPDATE OF THE SOUTHERN AFRICA FUND]

This chart illustrates the total value of an assumed $10,000 investment in The Southern Africa Fund at net asset value (NAV) (from 3/31/94 to 5/31/00) as com-pared to the performance of an appropriate index. The chart assumes the rein-vestment of dividends and capital gains. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Johannesburg Stock Exchange All-Share Index is a capitalization-weighted index of all domestic stocks traded on the Johannesburg Stock Ex-change.

When comparing The Southern Africa Fund to the index shown above, you should note that no charges or expenses are reflected in the performance of the index. An investor cannot invest directly in an index its results are not indicative of any specific investment, including The Southern Africa Fund.

*Closest month-end after Fund's inception date of 3/7/94.

--------------------------------------------------------------------------------
                                                      THE SOUTHERN AFRICA FUND.5

PORTFOLIO SUMMARY
May 31, 2000


     PORTFOLIO SUMMARY

INCEPTION DATE         PORTFOLIO STATISTICS
3/7/94                 ASSETS ($ mil):  $77.6


                                   [GRAPHIC]


All data as of May 31, 2000. The Fund's sector breakdown and country holdings may vary over time. These breakdowns are expressed as a percentage of total in-vestments.

--------------------------------------------------------------------------------
6.THE SOUTHERN AFRICA FUND

TEN LARGEST HOLDINGS
May 31, 2000 (unaudited)


     TEN LARGEST HOLDINGS

                                                   Percent
                                                    of Net
Company                                U.S.$ Value  Assets
----------------------------------------------------------
Dimension Data Holdings, Ltd.          $ 5,403,478   7.0%
----------------------------------------------------------
Anglo American Plc.                      5,161,294   6.7
----------------------------------------------------------
Sasol Limited                            5,075,524   6.5
----------------------------------------------------------
Billiton Plc.                            4,576,187   5.9
----------------------------------------------------------
M-Cell, Ltd.                             4,442,235   5.7
----------------------------------------------------------
Compagnie Financiere Richemont AG        3,892,721   5.0
----------------------------------------------------------
Old Mutual Plc.                          3,794,487   4.9
----------------------------------------------------------
Johnnie Holdings, Ltd.                   3,707,725   4.8
----------------------------------------------------------
Standard Bank Investment Corp., Ltd.     3,509,708   4.5
----------------------------------------------------------
Softline, Ltd.                           3,267,222   4.2
----------------------------------------------------------
                                       $42,830,581  55.2%
----------------------------------------------------------

--------------------------------------------------------------------------------
                                                      THE SOUTHERN AFRICA FUND.7

PORTFOLIO OF INVESTMENTS
May 31, 2000 (unaudited)


     PORTFOLIO OF INVESTMENTS

Company                                                       Shares U.S.$ Value
--------------------------------------------------------------------------------

Common Stocks - 98.6%
Botswana - 2.6%
Consumer Manufacturing - 0.4%
Miscellaneous - 0.4%
Sefalana Holding Company, Ltd. ...........................   350,000 $  268,940
                                                                     ----------
Consumer Staples - 1.4%
Beverages - 1.4%
Kgolo Ya Sechaba, Ltd. ...................................   100,000     19,210
Sechaba Breweries, Ltd. .................................. 1,398,000  1,074,223
                                                                     ----------
                                                                      1,093,433
                                                                     ----------
Financial Services - 0.8%
Insurance - 0.8%
Botswana Insurance Holdings, Ltd. ........................   230,139    629,988
                                                                     ----------
Total Botswanan Securities
 (cost $1,851,877)........................................            1,992,361
                                                                     ----------
Kenya - 0.5%
Consumer Staples - 0.5%
Beverages - 0.5%
East African Breweries, Ltd.
 (cost $448,932)..........................................   480,390    416,505
                                                                     ----------
Malawi - 0.7%
Consumer Services - 0.7%
Printing & Publishing - 0.7%
Press Corporation(a)(b)(c)
 (cost $2,002,638)........................................   188,750    566,250
                                                                     ----------
Mauritius - 1.4%
Consumer Services - 0.7%
Restaurants & Lodging - 0.7%
New Mauritius Hotels, Ltd. ...............................   167,358    262,154
Rogers and Company, Ltd. .................................    83,679    278,337
                                                                     ----------
                                                                        540,491
                                                                     ----------
Consumer Staples - 0.2%
Beverages - 0.2%
Mauritius Breweries, Ltd. ................................   102,122    215,264
                                                                     ----------
Financial Services - 0.5%
Banking - 0.5%
Mauritius Commercial Bank.................................   100,000    336,492
                                                                     ----------
Total Mauritian Securities
 (cost $1,154,737)........................................            1,092,247
                                                                     ----------
Namibia - 1.3%
Basic Industry - 0.7%
Mining & Metals - 0.7%
Namibian Minerals Corp.(a)................................   130,000    520,000
                                                                     ----------

--------------------------------------------------------------------------------
8.THE SOUTHERN AFRICA FUND

        PORTFOLIO OF INVESTMENTS

Company                                                      Shares U.S.$ Value
-------------------------------------------------------------------------------

Consumer Staples - 0.6%
Beverages - 0.6%
Namibia Breweries, Ltd. ................................  1,000,000 $   495,334
                                                                    -----------
Total Namibian Securities
 (cost $1,071,883)......................................              1,015,334
                                                                    -----------
South Africa - 87.1%(d)
Basic Industries - 24.4%
Chemicals - 6.5%
Sasol Limited...........................................    772,700   5,075,524
                                                                    -----------
Gold - 1.2%
Anglogold, Ltd. ........................................     23,560     940,370
                                                                    -----------
Mining & Metals - 9.3%
Anglo American Platinum Corp. ..........................     59,100   1,637,660
Billiton Plc. ..........................................  1,362,100   4,576,187
ISCOR, Ltd. ............................................    429,558     962,111
                                                                    -----------
                                                                      7,175,958
                                                                    -----------
Paper & Forest - 2.6%
Sappi Limited...........................................    275,000   2,053,123
                                                                    -----------
Miscellaneous - 4.8%
Johnnie Holdings, Ltd. .................................    294,798   3,707,725
                                                                    -----------
                                                                     18,952,700
                                                                    -----------
Consumer Services - 9.9%
Broadcasting & Cable - 3.6%
MIH Holdings, Ltd. .....................................    555,692   2,792,422
                                                                    -----------
Printing & Publishing - 3.9%
Nasionale Pers Beperk, N Shares.........................    351,000   3,058,966
                                                                    -----------
Retail - General Merchandise - 2.4%
New Clicks Holdings, Ltd. ..............................        597         874
Pick 'N Pay Stores, Ltd. ...............................  1,236,221   1,828,152
                                                                    -----------
                                                                      1,829,026
                                                                    -----------
                                                                      7,680,414
                                                                    -----------
Consumer Staples - 5.0%
Beverages - 2.6%
South African Breweries, Ltd. ..........................    326,345   1,991,337
                                                                    -----------
Tobacco - 2.4%
Rembrandt Group, Ltd. ..................................    213,000   1,859,354
                                                                    -----------
                                                                      3,850,691
                                                                    -----------
Financial Services - 18.5%
Banking - 14.0%
Firstrand Limited.......................................  1,599,000   1,680,500
Nedcor, Ltd. ...........................................     78,675   1,502,337
Old Mutual Plc. ........................................  1,804,000   3,794,487
RMB Holdings Limited....................................    241,020     351,235
Standard Bank Investment Corp., Ltd. ...................    958,632   3,509,708
                                                                    -----------
                                                                     10,838,267
                                                                    -----------

--------------------------------------------------------------------------------
                                                      THE SOUTHERN AFRICA FUND.9

     PORTFOLIO OF INVESTMENTS

Company                                                      Shares U.S.$ Value
-------------------------------------------------------------------------------

Insurance - 1.7%
Alexander Forbes, Ltd. .................................    642,300 $ 1,327,943
                                                                    -----------
Miscellaneous Finance - 2.8%
BOE Corp. ..............................................    261,600         376
BOE Limited.............................................  3,500,732   2,136,125
                                                                    -----------
                                                                      2,136,501
                                                                    -----------
                                                                     14,302,711
                                                                    -----------
Multi-Industry Companies - 12.5%
African Lakes Corp(a)...................................    900,968     612,738
Anglo American Plc. ....................................    118,720   5,161,294
Compagnie Financiere Richemont AG.......................    158,000   3,892,721
                                                                    -----------
                                                                      9,666,753
                                                                    -----------
Technology - 11.1%
Computer Software - 11.1%
Dimension Data Holdings, Ltd. ..........................    775,984   5,403,478
Softline, Ltd. .........................................  3,298,000   3,267,222
                                                                    -----------
                                                                      8,670,700
                                                                    -----------
Utility - 5.7%
Telephone Utility - 5.7%
M-Cell, Ltd. ...........................................    874,016   4,442,235
                                                                    -----------
Total South African Securities
 (cost $60,571,145).....................................             67,566,204
                                                                    -----------
Zambia - 0.9%
Consumer Staples - 0.1%
Beverages - 0.1%
National Breweries Plc. ................................  2,000,000     116,447
                                                                    -----------
Food - 0.2%
Zambia Sugar Co., Ltd. ................................. 30,720,000     121,263
                                                                    -----------
Tobacco - 0.6%
Rothmans of Pall Mall - (Zambia) Berhad................. 16,079,032     449,578
                                                                    -----------
Total Zambian Securities
 (cost $1,162,450)......................................                687,288
                                                                    -----------
Zimbabwe - 4.1%
Consumer Staples - 0.6%
Beverages - 0.6%
Delta Corp., Ltd. ......................................  4,015,139     435,929
                                                                    -----------
Consumer Services - 3.5%
Broadcasting & Cable - 3.5%
Econet Wireless Holdings................................ 13,500,000   2,721,214
                                                                    -----------
Total Zimbabwean Securities
 (cost $2,044,300)......................................              3,157,143
                                                                    -----------
Total Common Stocks
 (cost $70,307,962).....................................             76,493,332
                                                                    -----------

--------------------------------------------------------------------------------
10.THE SOUTHERN AFRICA FUND

        PORTFOLIO OF INVESTMENTS

                                                          Principal
                                                             Amount
Company                                                       (000) U.S.$ Value

-------------------------------------------------------------------------------
Time Deposit - 0.8%
Brown Brothers Harriman & Co.
 6.75%, 6/01/2000
 (cost $600,000)........................................ $      600 $   600,000
                                                                    -----------
Total Investments - 99.4%
 (cost $70,907,962).....................................             77,093,332
Other assets less liabilities - 0.6%....................                476,830
                                                                    -----------
Net Assets - 100%.......................................            $77,570,162
                                                                    -----------

(a)  Non-income producing security.
(b)  U.S. Dollar denominated security.
(c)  Restricted and illiquid security, valued at fair value (see Notes A&E).
(d) Securities, or portion thereof, with an aggregate market value of $67,566,204, have been segregated to collateralize forward exchange currency contracts.



See notes to financial statements.

--------------------------------------------------------------------------------
                                                     THE SOUTHERN AFRICA FUND.11

STATEMENT OF ASSETS AND LIABILITIES
May 31, 2000 (unaudited)


     STATEMENT OF ASSETS AND LIABILITIES

Assets
Investments in securities, at value (cost $70,907,962)........... $77,093,332
Cash, at value (cost $964,901)...................................     335,435
Receivable for investment securities sold........................   5,651,346
Dividends and interest receivable................................     672,391
Net unrealized appreciation of forward exchange currency
 contract........................................................     510,832
Prepaid expenses and other assets................................      40,165
                                                                  -----------
Total assets.....................................................  84,303,501
                                                                  -----------
Liabilities
Payable for shares tendered......................................   3,986,311
Payable for investment securities purchased......................   1,602,495
Advisory fee payable.............................................     380,478
Sub-advisory fee payable.........................................     224,461
Tender fees payable..............................................     223,265
Administrative fee payable.......................................      13,563
Accrued expenses.................................................     302,766
                                                                  -----------
Total liabilities................................................   6,733,339
                                                                  -----------
Net assets....................................................... $77,570,162
                                                                  -----------
Composition of Net Assets:
Common stock, at par............................................. $    45,654
Additional paid-in capital.......................................  61,227,707
Accumulated net investment loss..................................    (105,658)
Accumulated net realized gains on investments
 and foreign currency transactions...............................  10,331,866
Net unrealized appreciation of investments and
 foreign currency denominated assets and liabilities.............   6,070,593
                                                                  -----------
                                                                  $77,570,162
                                                                  -----------
Net Asset Value Per Share
 (based on 4,565,396 shares outstanding).........................      $16.99
                                                                  -----------

See notes to financial statements.

--------------------------------------------------------------------------------
12.THE SOUTHERN AFRICA FUND

STATEMENT OF OPERATIONS
Six Months Ended May 31, 2000 (unaudited)


         STATEMENT OF OPERATIONS

Investment Income
Dividends (net of foreign taxes withheld of $22,583)..  $1,078,418
Interest..............................................      86,402 $  1,164,820
                                                        ----------
Expenses
Management fee........................................     380,478
Custodian.............................................     133,002
Sub-advisory fee......................................     126,826
Directors' fees and expenses..........................      95,660
Administrative fee....................................      94,217
Audit and legal.......................................      60,921
Registration..........................................      21,284
Reports and notices to shareholders...................      14,456
Transfer agency.......................................       5,342
Miscellaneous.........................................      11,307
                                                        ----------
Total expenses........................................                  943,493
                                                                   ------------
Net investment income.................................                  221,327
                                                                   ------------
Realized and Unrealized Gain (Loss) on Investments and
 Foreign Currency Transactions
Net realized gain on investment transactions..........               13,500,927
Net realized gain on foreign currency transactions....                  615,829
Net change in unrealized appreciation/depreciation of:
 Investments..........................................              (13,047,778)
 Foreign currency denominated assets and liabilities..                  (97,224)
                                                                   ------------
Net gain on investments and foreign
 currency transactions................................                  971,754
                                                                   ------------
Net Increase in Net Assets from Operations............             $  1,193,081
                                                                   ------------

See notes to financial statements.

--------------------------------------------------------------------------------
                                                     THE SOUTHERN AFRICA FUND.13

STATEMENT OF CHANGES IN NET ASSETS


     STATEMENT OF CHANGES IN NET ASSETS

                                                 Six Months Ended   Year Ended
                                                     May 31, 2000 November 30,
                                                      (unaudited)         1999
                                                 ---------------- ------------
Increase (Decrease) in Net Assets
from Operations
Net investment income...........................   $    221,327   $    421,926
Net realized gain (loss) on investments and
 foreign currency transactions..................     14,116,756     (3,659,032)
Net change in unrealized appreciation/
 depreciation of investments and foreign
 currency denominated assets and liabilities....    (13,145,002)    30,349,680
                                                   ------------   ------------
Net increase in net assets from operations......      1,193,081     27,112,574
Dividends and Distributions to Shareholders
from:
Net investment income...........................       (235,480)      (310,672)
Distribution in excess of net realized gains....          - 0 -     (1,828,878)
Tax return of capital...........................          - 0 -       (161,170)
Common Stock Transactions
Tender offer (resulting in the redemption of
 240,284 and 1,201,420 shares of its
 common stock, respectively)....................     (3,986,311)   (17,180,306)
Tender offer costs..............................       (160,526)      (149,637)
                                                   ------------   ------------
Total increase (decrease).......................     (3,189,236)     7,481,911
Net Assets:
Beginning of period.............................     80,759,398     73,277,487
                                                   ------------   ------------
End of period...................................   $ 77,570,162   $ 80,759,398
                                                   ------------   ------------


See notes to financial statements.

--------------------------------------------------------------------------------
14.THE SOUTHERN AFRICA FUND

NOTES TO FINANCIAL STATEMENTS
May 31, 2000 (unaudited)


     NOTES TO FINANCIAL STATEMENTS

NOTE A
Significant Accounting Policies
The Southern Africa Fund, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on March 25, 1993 and is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund commenced operations on March 7, 1994. The financial state-ments have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain esti-mates and assumptions that affect the reported amounts of asset and liabili-ties in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The fol-lowing is a summary of significant accounting policies of the Fund.

1. Security Valuation
Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc. are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter mar-ket, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a na-tional securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.), are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at am-ortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Fund's Board of Directors. Fixed income securities may be val-ued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Currency Translation
Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of ex-change prevailing when accrued.

Net realized gains or losses on foreign currency transactions represents for-eign exchange gains and losses from sales and maturities of foreign fixed-in-come investments and closed forward exchange currency contracts, holdings of foreign currencies, currency gains and losses realized between the trade and settlement dates on foreign investment transactions and the difference between the amounts of dividends, interest and

-------------------------------------------------------------------------------
                                                    THE SOUTHERN AFRICA FUND.15

         NOTES TO
        FINANCIAL
       STATEMENTS

foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid.

Net currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable tax requirements.

4. Investment Income and Investment Transactions
Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment trans-actions are accounted for on the date the securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts on short-term securities as adjustments to interest income.

5. Dividends and Distributions
Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the ex-tent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differ-ences do not require such reclassification.

NOTE B
Management, Sub-advisory and Administrative fees
Under the terms of the Investment Management Agreement, amended as of May 1, 1998, the Fund pays Alliance Capital Management L.P. (the "Investment Manag-er") a fee calculated and paid quarterly, based on either (i) .81% of the Fund's average weekly net assets if 90% or less of the Fund's average weekly net assets are invested in securities of South African issuers, or (ii) the sum of (a) .80% of the Fund's average weekly net assets and (b) .10% of the Fund's average weekly net assets not invested in securities of South African issuers if greater than 90% of the Fund's average weekly net assets are in-vested in securities of South African issuers.

Under the new terms of the Sub-Advisory Agreement, effective May 31, 1998, the Fund pays Gensec Asset Management (PTY) a fee calculated and paid quarterly equal to an annualized rate of .30 of 1% of the greater of (i) the Fund's av-erage weekly net assets invested in securities of South African issuers or
(ii) 90% of the Fund's average weekly net assets during the quarter.

-------------------------------------------------------------------------------
16.THE SOUTHERN AFRICA FUND

     NOTES TO FINANCIAL STATEMENTS


Under the terms of a Shareholder Inquiry Agency Agreement with Alliance Fund Services, Inc. ("AFS"), an affiliate of the Investment Manager, the Fund reim-burses AFS for costs relating to servicing phone inquires for the Fund. The Fund reimbursed AFS $395 during the six months ended May 31, 2000.

Under the terms of an Administrative Agreement, the Fund pays Princeton Admin-istrators, L.P. (the "Administrator") a monthly fee equal to the annualized rate of .20 of 1% of the Fund's average adjusted weekly net assets subject to an annual minimum of $150,000. The Administrator prepares certain financial and regulatory reports for the Fund and provides clerical and other services.

NOTE C
Investment Transactions
Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $22,435,143 and $27,140,238, respec-tively, for the six months ended May 31, 2000. There were no purchases or sales of U.S. government or government agency obligations for the six months ended May 31, 2000.

At May 31, 2000, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $14,977,554 and gross unrealized depreciation of investments was $8,792,184 resulting in net unrealized appreciation of $6,185,370 (excluding foreign currency transac-tions).

At November 30, 1999, the Fund had a capital loss carryforward of $3,376,645, all of which will expire in the year 2007.

Forward Exchange Currency Contracts
The Fund enters into forward exchange currency contracts to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio hold-ings, to hedge certain firm purchase and sales commitments denominated in for-eign currencies and for investment purposes. A forward exchange currency con-tract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference be-tween the original contracts and the closing of such contracts is included in net realized gains or losses on foreign currency transactions.

Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund's commitments under forward ex-change currency contracts entered into with respect to position hedges.

Risk may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign curren-cies relative to the U.S. dollar.

--------------------------------------------------------------------------------
                                                     THE SOUTHERN AFRICA FUND.17

         NOTES TO
        FINANCIAL
       STATEMENTS


At May 31, 2000, the Fund had a forward exchange currency contract, as follows:

                                                 U.S.$
                                  Contract    Value on       U.S.$
                                    Amount Origination     Current   Unrealized
                                     (000)        Date       Value Appreciation
                                  -------- ----------- ----------- ------------
Forward Exchange Currency
Sale Contract
South African Rand
 Settling 7/28/2000.............. 151,324  $22,237,178 $21,726,346   $510,832

NOTE D
Capital Stock
There are 100,000,000 shares of $.01 par value capital stock authorized. On May 31, 2000, the Fund purchased and retired 240,284 shares of its outstanding com-mon stock for $16.59 per share pursuant to a tender offer. The Fund incurred tender offer costs of $160,526 which were charged to additional paid-in capi-tal.

NOTE E
Restricted Security

                     Date      U.S.$
                 Acquired       Cost
                 -------- ----------
Press Corp.,
  Ltd. ......... 3/10/98  $2,002,638

The security shown above is restricted as to resale and has been valued at fair value in accordance with the procedures described in Note A. The Fund will not bear any costs including those involved in registration under the Securities Act of 1933, in connection with the disposition of these securities. The value of this security at May 31, 2000 was $566,250 representing 0.7% of net assets.

NOTE F
Concentration of Risk
Investment in securities of foreign companies involves special risks which in-clude the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies.

--------------------------------------------------------------------------------
18.THE SOUTHERN AFRICA FUND

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Common Stock Outstanding Throughout Each Period


     FINANCIAL HIGHLIGHTS

                             Six Months
                                  Ended
                                May 31,               Year Ended November 30,
                                   2000     ---------------------------------------------------
                            (unaudited)         1999        1998       1997      1996      1995
                            -------------------------------------------------------------------
 Net asset value,
  beginning of period....    $  16.80       $  12.20    $  19.01   $  20.08  $  21.49  $  18.34
                            -------------------------------------------------------------------
 Income From Investment
  Operations
 Net investment income...         .05(a)         .08(a)      .16        .41       .39       .17
 Net realized and
  unrealized gain (loss)
  on investments and
  foreign currency
  transactions ..........        0.19           4.90       (3.96)      1.10      (.30)     4.27
                            -------------------------------------------------------------------
 Net increase (decrease)
  in net asset value from
  operations ............        0.24           4.98       (3.80)      1.51       .09      4.44
                            -------------------------------------------------------------------
 Less: Dividends and
  Distributions
 Dividends from net
  investment income......       (0.05)          (.05)       (.15)      (.34)     (.59)     (.52)
 Distributions in excess
  of net investment
  income.................       - 0 -          - 0 -        (.27)     - 0 -     - 0 -     - 0 -
 Distribution from net
  realized gains on
  investments and foreign
  currency transactions..       - 0 -          - 0 -       (2.59)     (2.24)     (.91)     (.77)
 Distribution in excess
  of net realized gains
  on investments and
  foreign currency
  transactions...........       - 0 -           (.30)      - 0 -      - 0 -     - 0 -     - 0 -
 Tax return of capital...       - 0 -           (.03)      - 0 -      - 0 -     - 0 -     - 0 -
                            -------------------------------------------------------------------
 Total dividends and
  distributions..........       (0.05)          (.38)      (3.01)     (2.58)    (1.50)    (1.29)
                            -------------------------------------------------------------------
 Net asset value, end of
  period.................    $  16.99       $  16.80    $  12.20   $  19.01  $  20.08  $  21.49
                            -------------------------------------------------------------------
 Market value, end of
  period.................    $12.1875       $13.3125    $10.0625   $ 15.375  $  16.50  $  16.75
                            -------------------------------------------------------------------
 Total Return
 Total investment return
  based on:(b)
 Market value............       (8.17)%        37.53%     (18.11)%     9.28%     6.12%    22.90%
 Net asset value.........        1.44 %        43.15%     (19.70)%    11.03%      .66%    27.89%
 Ratios/Supplemental Data
 Net assets, end of
  period (000's
  omitted)...............    $ 77,570       $ 80,759    $ 73,277   $114,182  $120,612  $129,112
 Ratio of expenses to
  average net assets.....        2.01 %(c)      2.39%       2.10 %     2.05%     2.04%     2.05%
 Ratio of net investment
  income to average net
  assets.................         .47 %(c)       .57%        .95 %     2.00%     1.87%      .94%
 Portfolio turnover
  rate...................          26 %           55%         86 %       46%       62%       41%

(a)  Based on average shares outstanding.
(b) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return for a period of less than one year is not annualized.
(c)  Annualized.

--------------------------------------------------------------------------------
                                                     THE SOUTHERN AFRICA FUND.19

ADDITIONAL INFORMATION


    ADDITIONAL
   INFORMATION

Supplemental Proxy Information (unaudited)
The Annual Meeting of the Shareholders of The Southern Africa Fund was held on April 6, 2000. The description of each proposal and number of shares are as follows:

                                                          Abstain/
                                                         Authority
                                               Voted For  Withheld
------------------------------------------------------------------
1. To elect Directors:  Class Two Directors
                        (term expires in 2003)
                        Dr. Willem de Klerk    3,361,532  66,843
                        Moss L. Leoka          3,356,621  71,754
                        Ronnie Masson          3,356,321  72,054
                        Frank Savage           3,366,093  62,282
                        Peter G.A. Wrighton    3,364,311  64,064

                                                                      Abstain/
                                                                     Authority
                                             Voted For Voted Against   Wihheld
------------------------------------------------------------------------------
2. To ratify the selection of Ernst & Young  3,413,197     6,475       8,703
   LLP as the Fund's independent auditors
   for the Fund's fiscal year ending
   November 30, 2000

--------------------------------------------------------------------------------
20.THE SOUTHERN AFRICA FUND

GLOSSARY OF INVESTMENT TERMS


    GLOSSARY OF INVESTMENT TERMS

benchmark
A standard by which a fund's performance can be measured. A benchmark is usu-ally an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

index
A compilation of securities of similar types of companies that is used to meas-ure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

net asset value (NAV)
The value of a mutual fund's total assets, minus its liabilities, divided by the number of shares outstanding.

price-to-earnings (P/E) ratio
What an investor pays for a security versus a company's earnings per share of outstanding stock.

--------------------------------------------------------------------------------
                                                     THE SOUTHERN AFRICA FUND.21

ALLIANCE CAPITAL

ALLIANCE CAPITAL
The Investment Professional's Choice



Alliance Capital is a leading global investment management firm with over $394 billion in assets under management. In recognition of our far-reaching invest-ment capabilities, Alliance Capital has been selected by employee benefit plans for 28 of the FORTUNE 100 companies and public retirement funds in 33 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thou-sands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 276 in-vestment professionals in 22 investment offices worldwide. Our commitment to this process means that our mutual fund shareholders have their portfolios man-aged by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.
All information on Alliance Capital is as of 3/31/00.

--------------------------------------------------------------------------------
22.THE SOUTHERN AFRICA FUND

BOARD OF DIRECTORS


     BOARD OF DIRECTORS

Dave H. Williams, Chairman and President
T.N. Chapman(/1/)
Prof. Dennis Davis(/1/)
David D.T. Hatendi(/1/)
Dr. Willem de Klerk(/1/)
Wendy N. Luhabe
Ronnie Masson
Sam N. Montsi
Johannes C. van Reenen
Frank Savage
Dr. Reba W. Williams
Peter G.A. Wrighton(/1/)

OFFICERS
Norman S. Bergel, Senior Vice President
Mark H. Breedon, Senior Vice President
Russell Brody, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Administrator                 Independent Auditors
Princeton Administrators,     Ernst & Young LLP
L.P.                          787 Seventh Avenue
P.O. Box 9095                 New York, NY 10019
Princeton, NJ 08543-9095
Custodian                     Dividend Paying Agent,
Brown Brothers Harriman &     Transfer Agent And Registrar
Co.                           The Bank of New York
40 Water Street               101 Barclay Street
Boston, MA 02109              New York, NY 10286
Legal Counsel
Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

(1) Member of the Audit Committee.
  Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

  This report, including the financial statements herein, is transmitted to the shareholders of The Southern Africa Fund for their information. The financial information included herein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the pur-chases of shares of the Fund or any securities mentioned in this report.

--------------------------------------------------------------------------------
                                                     THE SOUTHERN AFRICA FUND.23

ALLIANCE CAPITAL FAMILY OF FUNDS


     ALLIANCE CAPITAL FAMILY OF FUNDS

Domestic Equity Funds
Balanced Shares
Conservative Investors Fund
Disciplined Value Fund
Growth & Income Fund
Growth Fund
Growth Investors Fund
Health Care Fund
Premier Growth Fund
Quassar Fund
Real Estate Investment Fund
Technology Fund
The Alliance Fund
Utility Income Fund

Global & International Equity Funds
All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privalization Fund

Select Investor Series
Premier Portfolio
Technology Portfolio

Fixed Income Funds
Corporate Bond Portfolio
Global Dollar Government Fund
Global Strategic Income Trust
High Yield Fund
Limited Maturity Government Fund
Mortgage Securities Income Fund
Multi-Market Strategy Trust
North American Government Income Trust
Quality Bond Portfolio
U.S. Government Portfolio

Municipal Income Funds
National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at
(800) 227-4818.

--------------------------------------------------------------------------------
24.THE SOUTHERN AFRICA FUND

SUMMARY OF GENERAL INFORMATION


     SUMMARY OF GENERAL INFORMATION

Investment Policies and Objectives
The investment objective of the Fund is to seek long-term capital appreciation through investment in equity and fixed- income securities of Southern Africa issuers.

Shareholder Information
The daily net asset value of the Fund's shares is available from the Fund's Transfer Agent by calling (800) 432-8224. The Fund also distributes its daily net asset value to various financial publications or independent organizations such as Lipper Inc., Morningstar, Inc. and Bloomberg.

Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of newspapers. The Fund's NYSE trading symbol is "SOA". Weekly comparative net asset value (NAV) and market price in-formation about the Fund is published each Monday in The Wall Street Journal and each Sunday in The New York Times and other newspapers in a table called "Closed-End Funds".

Dividend Reinvestment Plan
A Dividend Reinvestment Plan provides automatic reinvestment of dividends and capital gains distributions in additional Fund shares.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call The Bank of New York at 1-(800)-432-8224.

-------------------------------------------------------------------------------
                                                    THE SOUTHERN AFRICA FUND.25

The Southern Africa Fund
1345 Avenue of the Americas
New York, New York 10105


[LOGO OF ALLIANCE]

(R) These registered
service Marks used
under license from the
owner, Alliance Capital
Management L.P.

SAFSR500